SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 22, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of January 29, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1998-HS1)


                    Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)

DELAWARE                            333-28025                41-1808858
(State or Other Jurisdiction     (Commission           (I.R.S. Employer
of Incorporation)               File Number)             Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                   55437
 (Address of Principal              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            4.3  Servicing   Agreement  dated  as  of  January  29,  1998  among
Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 1998-HS1, as issuer.

     4.4 Amended and Restated Trust Agreement dated as of January 29, 1998 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

            4.5 Indenture dated as of January 29, 1998 between Home Equity Loan Trust 1998-HS1, as issuer and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

     10.1 Revolving Credit Loan Purchase  Agreement dated as of January 29, 1998
by  Residential   Funding  Mortgage   Securities  II,  Inc.,  as  purchaser  and
Residential Funding Corporation, as seller.

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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                               By:   /s/ Diane S. Wold
                               Name: Diane S. Wold
                              Title: Vice President


Dated: January 29, 1998



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                                     By:
                               Name: Diane S. Wold
                              Title: Vice President


Dated: January 29, 1998


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                                  EXHIBIT 4.3





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                                  EXHIBIT 4.4





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                                  EXHIBIT 4.5





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                                 EXHIBIT 10.1




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                                   EXHIBITS
                            (Intentionally Omitted)


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